                             LETTER OF TRANSMITTAL
              TO TENDER SHARES OF WILTEL COMMON STOCK PURSUANT TO
                   THE OFFER BY LEUCADIA NATIONAL CORPORATION
                                       TO
                       EXCHANGE 0.4242 OF A COMMON SHARE
                                       OF
                         LEUCADIA NATIONAL CORPORATION
                                      AND
                           ONE CONTINGENT SALE RIGHT
                                      FOR
                     EACH OUTSTANDING SHARE OF COMMON STOCK
                                       OF
                       WILTEL COMMUNICATIONS GROUP, INC.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 NOON, NEW YORK CITY TIME,
          ON THURSDAY, OCTOBER 2, 2003, UNLESS THE OFFER IS EXTENDED.

              THE EXCHANGE AGENT AND DEPOSITORY FOR THE OFFER IS:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY

      By Mail, Hand, or Overnight Delivery:                    By Facsimile Transmissions:
     American Stock Transfer & Trust Company                 (for Eligible Institutions only)
                  59 Maiden Lane                                      (718) 234-5001
                New York, NY 10038                                 Confirm Facsimile by
                                                                        Telephone:
                                                             (800) 937-5449 or (212) 936-5100

                                  BOX #1: DESCRIPTION OF SHARES TENDERED.
------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
             (PLEASE FILL IN, IF BLANK, EXACTLY                    SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
         AS NAME(S) APPEAR ON SHARE CERTIFICATE(S))              (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL NUMBER OF
                                                                                     SHARES
                                                                                 REPRESENTED BY
                                                              SHARE CERTIFICATE       SHARE       NUMBER OF SHARES
                                                                 NUMBER(S)*      CERTIFICATE(S)*     TENDERED**
                                                              ----------------------------------------------------
                                                              ----------------------------------------------------


                                                              ----------------------------------------------------


                                                              ----------------------------------------------------
                                                              CERTIFICATED
                                                              SHARES TENDERED
                                                              ----------------------------------------------------
                                                              BOOK SHARES
                                                              TENDERED
                                                              ----------------------------------------------------
                                                              TOTAL SHARES
                                                              TENDERED
------------------------------------------------------------------------------------------------------------------

   * Certificate numbers are not required if tender is made by book-entry transfer.
  ** If you desire to tender fewer than all Shares represented by any certificate listed above, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares represented by such certificate will be deemed to have been tendered. See Instruction 4.
 [ ] IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, YOU MUST COMPLETE AN
     AFFIDAVIT OF LOSS AND RETURN IT WITH THIS LETTER OF TRANSMITTAL. PLEASE CALL THE INFORMATION AGENT
     (888) 750-5834 FOR FURTHER INSTRUCTIONS.
 [ ] Number of Shares represented by the lost or destroyed certificates:

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT AND DEPOSITORY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW.

    PLEASE READ CAREFULLY THIS ENTIRE LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS BEFORE COMPLETING ANY OF THE BOXES BELOW. This Letter of Transmittal is furnished in connection with the offer by Leucadia National Corporation ('Leucadia') to exchange 0.4242 of a common share, par value $1.00 per share, of Leucadia (the 'Leucadia Shares') and one Contingent Sale Right ('CSR') for each outstanding share of common stock, par value $0.01 per share (collectively, the 'Shares'), of WilTel Communications Group, Inc., a Nevada corporation ('WilTel'), upon the terms and subject to the conditions of Leucadia's prospectus, dated September 3, 2003 (the 'Prospectus,' which with any amendments and supplements thereto, and this Letter of Transmittal, collectively constituting the 'Offer'). The Offer is being made in connection with the Agreement and Plan of Merger dated as of August 21, 2003 (the 'Merger Agreement'), among Leucadia, Wrangler Acquisition Corp., a Nevada corporation and a subsidiary of Leucadia, and WilTel.

    This Letter of Transmittal is to be completed by WilTel stockholders who are tendering Shares (i) by forwarding herewith certificates representing Shares (the 'Share Certificates'), or (ii) unless an agent's message (as defined in the Prospectus) is utilized, by delivering Shares by book-entry transfer to an account maintained by American Stock Transfer & Trust Company (the 'Exchange Agent and Depository') at The Depository Trust Company (the 'Book-Entry Transfer Facility'), pursuant to the procedures set forth under 'THE OFFER -- Procedure for Tendering Shares' in the Prospectus. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT AND DEPOSITORY.

NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

                BOX #2: METHOD OF DELIVERY.

[ ] CHECK HERE IF SHARE CERTIFICATES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE
    AGENT AND DEPOSITORY WITH THE BOOK-ENTRY TRANSFER
    FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: .............................

DTC Account Number: ........................................

Transaction Code Number: ...................................

Ladies and Gentlemen:

    The undersigned hereby delivers to Leucadia National Corporation ('Leucadia'), a New York corporation, the above-described shares of common stock, par value $0.01 per share (collectively, the 'Shares'), of WilTel Communications Group, Inc., a Nevada corporation ('WilTel'), pursuant to Leucadia's offer to exchange each outstanding Share for 0.4242 of a common share, par value $1.00 per share, of Leucadia (the 'Leucadia Shares') and one Contingent Sale Right ('CSR'), upon the terms and subject to the conditions set forth in Leucadia's prospectus, dated September 3, 2003 (the 'Prospectus'), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, collectively constitute the 'Offer'). The Offer is being made in connection with the Agreement and Plan of Merger dated as of August 21, 2003 (the 'Merger Agreement'), among Leucadia, Wrangler Acquisition Corp., a Nevada corporation and a subsidiary of Leucadia, and WilTel.

    Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Leucadia all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional shares) and rights declared, paid or distributed in respect of such Shares on or after August 21, 2003 (collectively, 'Distributions'). The undersigned irrevocably appoints American Stock Transfer & Trust Company (the 'Exchange Agent and Depository') the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates representing Shares ('Share Certificates') and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by The Depository Trust Company (the 'Book-Entry Transfer Facility'), together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Leucadia; (ii) present such Shares and all Distributions for transfer on the books of WilTel; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

    The undersigned hereby irrevocably appoints each of Joseph A. Orlando, Barbara Lowenthal and Laura Ulbrandt as attorney-in-fact and proxy of the undersigned, each with full power of substitution, to vote in such manner as such attorney and proxy or his or her substitute shall, in his or her sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Shares tendered hereby which have been accepted for payment by Leucadia prior to the time of such vote or other action and all shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of stockholders of WilTel (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Leucadia in accordance with the terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect thereto. The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon Leucadia's acceptance of such Shares for payment, Leucadia or its designee must be able to exercise full voting, consent and other rights with respect to such Shares and any Distributions, including, without limitation, voting at any meeting of WilTel's stockholders.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to vote, tender, assign and transfer the Shares tendered hereby and all Distributions, and that when such Shares are accepted for exchange by Leucadia, Leucadia will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares or Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent and Depository or Leucadia to be necessary or desirable to complete the assignment and transfer of the Shares tendered hereby and any Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent and Depository for the account of Leucadia all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Leucadia shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire consideration of the Shares tendered hereby, or deduct from such consideration, the amount or value of such Distribution as determined by Leucadia in its sole discretion.

    The undersigned represents and warrants that the undersigned has read and agrees to all conditions of the Offer. No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal or legal representatives, trustees in bankruptcy, or other successors or assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable. See 'THE
OFFER -- Withdrawal Rights' in the Prospectus.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Prospectus under 'THE OFFER -- Procedure for Tendering Shares' and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Leucadia's acceptance of such Shares for exchange will constitute a binding agreement between the undersigned and Leucadia upon the terms and subject to the conditions of the Offer, upon which the undersigned will be deemed to have relinquished all rights with respect to such accepted Shares. Without limiting the foregoing, if the consideration to be delivered in the Offer is amended in accordance with the Offer, the consideration to be delivered to the undersigned will be the amended consideration notwithstanding the fact that a different consideration is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Prospectus, Leucadia may not be required to accept for exchange any of the Shares tendered hereby.

    The undersigned understands that Leucadia will not issue any fraction of a Leucadia Share. In lieu thereof, Leucadia will arrange for the Exchange Agent and Depository to act on behalf of WilTel stockholders who would otherwise be entitled to fractional shares to promptly aggregate these fractional interests and sell the Leucadia Shares in respect thereof at the then prevailing prices on the open market. Sales will be executed in round lots to the extent practicable. After completing the sale of all of such shares, the Exchange Agent and Depository will make a cash payment (without interest) equal to the proportionate interest in the net proceeds from the sale of such shares attributable to each WilTel stockholder otherwise entitled to fractional shares after the consummation of the Offer.

    The undersigned understands that the CSRs will be uncertificated and non-transferable and non-assignable by the holders thereof, except as required by applicable community property laws and laws of descent and distribution. See 'Description of the CSRs' in the Prospectus.

    Unless otherwise indicated under 'Special Issuance Instructions' (Box #3) below, please issue (i) the Leucadia Shares, (ii) if applicable, a check in lieu of a fractional share equal to such fraction multiplied by the average selling price per share of Leucadia Shares obtained by the Exchange Agent and Depository upon the sale of all fractional shares on behalf of those tendering stockholders otherwise entitled to receive fractional shares (a 'Fractional Share Check'), and (iii) if applicable, Share Certificates representing any Shares not tendered or not accepted for exchange, in each case in the name(s) of the registered holder(s) shown under 'Description of Shares Tendered' (Box #1) above. Unless otherwise indicated under 'Special Delivery Instructions' (Box #4) below, please mail (i) the Leucadia Shares, (ii) if applicable, a Fractional Share Check, and
(iii), if applicable, Share Certificates representing Shares not tendered or accepted for exchange, in each case to the address of the registered holder(s) shown in 'Description of Shares Tendered' (Box #1) above. Any Shares delivered by book-entry transfer that are not accepted for exchange will be credited to the account at the Book-Entry Transfer Facility.

    If 'Special Issuance Instructions' (Box #3) or 'Special Delivery Instructions' (Box #4) is completed, please issue (i) the Leucadia Shares,
(ii) if applicable, a Fractional Share Check, and (iii) if applicable, Share Certificates representing any Shares not tendered or not accepted for exchange, in each case in the name(s) of the person(s) so indicated, and/or mail such certificates and check (and accompanying documents, as appropriate) to the address so indicated. The undersigned recognizes that Leucadia has no obligation pursuant to the 'Special Issuance Instructions' to transfer any Shares from the name of the registered holder(s) hereof if Leucadia does not accept for exchange such Shares.

    The undersigned understands that, unless an agent's message (as defined in the Prospectus under 'THE OFFER -- Procedure for Tendering') is utilized in connection with a book-entry transfer of shares, the delivery and surrender of the Shares is not effective, and the risk of loss of the Shares does not pass to the Exchange Agent and Depository, until its receipt of this Letter of Transmittal, or a manually signed facsimile hereof, duly completed and signed, together with all accompanying evidences of authority in form satisfactory to Leucadia and any other required documents.

    All questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility and acceptance for exchange of any tender of Shares will be determined by Leucadia in its sole discretion, and such determination shall be binding upon all tendering stockholders.

    The undersigned understands that Leucadia reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to acquire all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Leucadia of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive consideration for Shares validly tendered and accepted for exchange pursuant to the Offer.

                                    BOX #3:
                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 2, 5, AND 6).

  To be completed ONLY if the Leucadia Shares, any Fractional Share Check and Share Certificates not tendered or not accepted for exchange are to be issued in the name of someone other than the registered holder(s) indicated in 'Description of Shares Tendered' (Box #1) above.

  Name: ......................................................................
                                  (PLEASE PRINT)
  Address: ...................................................................

  ............................................................................

  ............................................................................
                                (INCLUDE ZIP CODE)

  ............................................................................
                   TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER



                                    BOX #4:
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 2, 5, AND 6).

    To be completed ONLY if the Leucadia Shares, any Fractional Share Check and any Share Certificates not tendered or not accepted for exchange are to be mailed to an address other than that shown in 'Description of Shares Tendered' (Box #1) above.

  Mail to:

  Name: ......................................................................
                                  (PLEASE PRINT)
  Address: ...................................................................

  ............................................................................

  ............................................................................
                                (INCLUDE ZIP CODE)

  ............................................................................
                   TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER

                          BOX #5:
    SIGNATURE (AND PLEASE COMPLETE SUBSTITUTE FORM W-9).

.............................................................

.............................................................
                 SIGNATURE(S) OF HOLDER(S)

Dated:  ...................... ,  ....

Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide the following information. (See Instructions 1 and 5.)

Name(s): ...................................................

.............................................................
                       (PLEASE PRINT)

Name of Firm: ..............................................

Capacity (full title): .....................................

Address: ...................................................

        ....................................................

        ....................................................
                         (INCLUDE ZIP CODE)

(Area Code) Telephone Number: ..............................

Taxpayer Identification or
Social Security No.: .......................................
                           (SEE SUBSTITUTE FORM W-9)



                          BOX #6:
 GUARANTEE OF SIGNATURE(S) (IF REQUIRED -- SEE INSTRUCTIONS
                      1, 2, 5 AND 6).

Authorized Signature: ......................................

Name: ......................................................
                       (PLEASE PRINT)

Name of Firm: ..............................................

Address: ...................................................
        ....................................................
        ....................................................
                           (INCLUDE ZIP CODE)

(Area Code) Telephone Number: ..............................

Dated:  .......................... ,  ....

       INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES.

    This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an agent's message (as defined below) is used, if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth under 'THE OFFER -- Procedure for Tendering Shares' in the Prospectus. Share Certificates representing all physically tendered Shares, or confirmation of a book-entry transfer, if such procedure is available, into the Exchange Agent and Depository's account at the Book-Entry Transfer Facility ('Book-Entry Confirmation') of all Shares delivered by book-entry transfer together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), or an agent's message in the case of book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent and Depository at its address set forth herein prior to the expiration date of the Offer. If Share Certificates are forwarded to the Exchange Agent and Depository in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

    The term 'agent's message' means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and Depository and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participants in the Book-Entry Transfer Facility tendering the Shares that such participant has received this Letter of Transmittal and agrees to be bound by the terms of this Letter of Transmittal and that the Leucadia may enforce such agreement against such participant.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT AND DEPOSITORY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. TENDERS BY NOTICE OF GUARANTEED DELIVERY WILL NOT BE ACCEPTED.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be issued. By execution of this Letter of Transmittal (or manually signed facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

    To complete the Letter of Transmittal, you must do the following:

        (i) Fill in the box entitled 'Description of Shares Tendered' (Box #1) above.

        (ii) Sign and date the Letter of Transmittal in the box entitled 'Signature' (Box #5) above.

        (iii) Fill in and sign in the form entitled 'Substitute Form W-9' below.

    In completing the Letter of Transmittal, you may (but are not required to) also do the following: If you want any Leucadia Shares, any Fractional Share Check or any Share Certificates not tendered or not accepted for exchange issued to a name or delivered to an address other than those appearing under 'Description of Shares Tendered' (Box #1), complete the box(es) entitled 'Special Issuance Instructions' and/or 'Special Delivery Instructions.' If you complete either box, you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 2 below) unless the Letter of Transmittal is signed by an Eligible Institution.

2. GUARANTEE OF SIGNATURES.

    All signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program (an 'Eligible Institution'), unless (i) this Letter of

Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered hereby, and such holder(s) has not completed the boxes entitled 'Special Issuance Instructions' or 'Special Delivery Instructions' herein or
(ii) such Shares are tendered on behalf of the account of an Eligible Institution. If a Share Certificate is registered in the name of a person other than the person signing this Letter of Transmittal, or any Share Certificate not tendered or not accepted for exchange is to be returned to a person other than the registered holder(s), then such Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appearing on such Share Certificate, with the signatures on such Share Certificate or stock powers guaranteed as described above. See Instruction 5, below.

3. INADEQUATE SPACE.

    If the space provided herein under 'Description of Shares Tendered' is inadequate, the Share Certificate numbers, the total number of Shares represented by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

    If fewer than all the Shares represented by any Share Certificate delivered to the Exchange Agent and Depository herewith are to be tendered hereby, under 'Description of Shares Tendered' (Box #1), fill in the number of Shares which are to be tendered in the box entitled 'Number of Shares Tendered.' In such cases, a new certificate (the 'New Certificate') representing the remainder of the Shares that were represented by the Share Certificates delivered to the Exchange Agent and Depository herewith will be sent to each person signing this Letter of Transmittal, unless otherwise provided in the boxes entitled 'Special Issuance Instructions' or 'Special Delivery Instructions' herein. The New Certificate will be sent as soon as practicable after the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Exchange Agent and Depository will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

    If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal. If any Share tendered hereby is registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Share.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s). In such a case, the Share Certificate(s) representing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) representing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Leucadia of such person's authority to so act must be submitted.

6. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS.

    If the Leucadia Shares, any Fractional Share Check and any Share Certificates not tendered or not accepted for exchange are to be issued in the name of and/or delivered to a person other than the signer of this Letter of Transmittal, or to an address other than that shown in Box #1 'Description of Shares Tendered,' the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled 'Special Issuance Instructions.' If no such instructions are given, any Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered. In the case of issuance of Leucadia Shares in a different name, the employer identification or social security number of the person named must also be indicated.

7. WAIVER OF CONDITIONS.

    Conditions of the Offer may be waived, in whole or in part, by Leucadia, in its sole discretion, at any time and from time to time, in the case of any Shares tendered. See 'THE OFFER -- Conditions of the Offer' in the Prospectus.

8. LOST, DESTROYED OR STOLEN CERTIFICATES.

    If any Share Certificate(s) have been lost, destroyed or stolen, the stockholder should promptly notify the Exchange Agent and Depository by checking the box on the first page of this Letter of Transmittal indicating the number of Shares lost and delivering the Letter of Transmittal. The stockholder should also contact WilTel for instructions as to the procedures for replacing the Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the lost, destroyed or stolen certificates have been replaced and the replacement Share Certificates have been delivered to the Exchange Agent and Depository in accordance with the procedures set forth in 'THE OFFER -- Procedure For Tendering Shares' in the Prospectus and the instructions contained in this Letter of Transmittal.

9. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

    Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Additional copies of the Prospectus, this Letter of Transmittal and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

10. BACKUP WITHHOLDING.

    In order to avoid U.S. federal 'backup withholding' at a rate of 28% with respect to reportable payments received in the offer or merger, a WilTel stockholder tendering Shares must (i) provide the Exchange Agent and Depository with a properly completed Substitute Form W-9, included in this Letter of Transmittal, and sign such form under penalties of perjury, (ii) provide the Exchange Agent and Depository with a properly completed IRS Form W-8BEN or other IRS Form W-8, as applicable, and sign such form under penalties of perjury or
(iii) otherwise establish an exemption. IRS Form W-8BEN and other IRS Forms W-8 are available from the Internal Revenue Service website, at http://www.irs.ustreas.gov. Please see 'Important Tax Information,' below.

11. WITHHOLDING ON DEEMED INTEREST PAYMENTS.

    Non-U.S. WilTel stockholders should submit a properly completed IRS
Form W-8BEN (to claim an exemption from, or a reduction of, U.S. withholding tax under an income tax treaty) or IRS Form W-8EC1 (to claim an exemption from U.S. withholding tax because the income is effectively connected with a U.S. trade or business) (or other IRS Form W-8, as applicable) in order to establish their eligibility for a reduction in U.S. withholding of 30% generally imposed on the receipt of interest. Please see 'Important Tax Information,' below.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED COPY THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN 'AGENT'S MESSAGE', AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT AND DEPOSITORY PRIOR TO THE EXPIRATION OF THE OFFER, AND EITHER SHARE CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT AND DEPOSITORY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE OF THE OFFER.

                           IMPORTANT TAX INFORMATION

    Under United States federal income tax laws, we are generally required to report to you and to the United States Internal Revenue Service ('IRS') any reportable payments made to you for Shares tendered in the Offer, and we may be required to 'backup withhold' 28% of any such payment.

    To avoid such backup withholding, a U.S. WilTel stockholder whose Shares are submitted herewith should provide the Exchange Agent and Depository a properly completed Substitute Form W-9, which is attached hereto, signed under penalties of perjury, including such stockholder's current Taxpayer Identification Number ('TIN') and other certifications. A U.S. WilTel stockholder is required to give the Exchange Agent and Depository the social security number or employer identification number of the record owner of the Shares being submitted. If the Shares are in more than one name or are not in the name of the actual owner, please consult the Instructions for Substitute Form W-9 for additional guidance on which number to report. If the stockholder does not have a TIN, the stockholder should write 'Applied For' in the space provided for the TIN and complete the enclosed Certificate of Awaiting Taxpayer Identification Number. If the stockholder does not provide the Exchange Agent and Depository with a certified TIN, the Exchange Agent and Depository must backup withhold 28% of reportable payments made to the stockholder.

    Certain WilTel stockholders (including, among others, corporations and non-U.S. stockholders) are exempt from these backup withholding and reporting requirements. Exempt U.S. persons who are not subject to backup withholding should indicate their exempt status on a Substitute Form W-9 by entering their correct TIN, marking the appropriate box and signing and dating the Substitute Form W-9 in the space provided.

    A non-U.S. WilTel stockholder should submit to the Exchange Agent and Depository the appropriate version of an IRS Form W-8, properly completed, including certification of such individual's foreign status, and signed under penalty of perjury. IRS Form W-8BEN is the version of IRS Form W-8 most likely to apply to non-U.S. persons claiming exemption from backup withholding. Non-U.S. WilTel stockholders should carefully read the instructions to IRS
Form W-8BEN and, if applicable, complete the required information, sign and date the IRS Form W-8BEN and return the form to the Exchange Agent and Depository with the completed Letter of Transmittal. In certain cases, IRS Form W-8BEN may not be the proper IRS form to be completed and returned, depending on the status of the non-U.S. person claiming exemption from backup withholding. If you are a non-U.S. WilTel stockholder, you must complete and return the appropriate version of IRS Form W-8. IRS Form W-8BEN and other IRS Forms W-8 are available from the IRS website, at http://www.irs.gov.

    If the Exchange Agent and Depository is not provided with a properly completed Substitute Form W-9 or an IRS Form W-8BEN or other IRS Form W-8, the holder may be subject to a $50 penalty imposed by the IRS and to backup withholding. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding may be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund from the IRS may be obtained.

    In addition, non-U.S. WilTel stockholders will be subject to U.S. withholding tax at 30% on the amount of any Leucadia Shares received with respect to CSRs that are treated as interest for U.S. federal income tax purposes. Non-U.S. WilTel stockholders should submit a properly completed IRS Form W-8BEN (to claim an exemption from, or a reduction of, U.S. withholding tax under an income tax treaty), IRS Form W-8ECI (to claim an exemption from U.S. withholding tax because the income is effectively connected with a U.S. trade or business), or other applicable IRS Form W-8 to establish an entitlement to a reduction in withholding. Deemed interest payments subject to this U.S. withholding tax will be subject to information reporting.

    Please consult your accountant or tax advisor for further guidance regarding the completion of Substitute Form W-9, IRS Form W-8BEN, or another version of IRS Form W-8 to claim exemption from backup withholding or a reduction in withholding on deemed interest payments, or contact the Information Agent.

               TO BE COMPLETED BY ALL TENDERING U.S. STOCKHOLDERS
                              (See Instruction 10)

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE INSTRUCTIONS FOR SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


SUBSTITUTE
Form  W-9
(Rev. January 2003)

                                                                                        Give form to the
Department of the Treasury                    Request for Taxpayer                      requester. Do not
Internal Revenue Service            Identification Number and Certification             send to the IRS.
-------------------------------------------------------------------------------------------------------------------

    Name
-------------------------------------------------------------------------------------------------------------------
    Business name, if different from above

-------------------------------------------------------------------------------------------------------------------
    Check appropriate box: [ ] Individual/      [ ] Corporation  [ ] Partnership  [ ] Other [ ] Exempt from
                               Sole proprietor                                                  backup withholding
-------------------------------------------------------------------------------------------------------------------
    Address (number, street, and apt. suite no.)                            Requester's name and address (optional)

---------------------------------------------------------------------------
    City, state and ZIP code

-------------------------------------------------------------------------------------------------------------------
    List account number(s) here (optional)

-------------------------------------------------------------------------------------------------------------------
Part I    Taxpayer Identification Number (TIN)
-------------------------------------------------------------------------------------------------------------------

Enter your TIN in the appropriate box. For individuals, this is your social
security number (SSN). However, for a resident alien, sole proprietor, or            Social security number
disregarded entity, see the Part I Instructions on page 4. For other entities,             -       -
it is your employer identification number (EIN). If you do not have a number,       -------------------------------
see How to get a TIN on page 4.
                                                                                                 or

Note: If the account is in more than one name, see the chart on page 5 for           Employer identification number
guidelines on whose number to enter.                                                        -
                                                                                    -------------------------------

-------------------------------------------------------------------------------------------------------------------
Part II        Certification
-------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that:

1.  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.  I am a U.S. person (including a U.S. resident alien).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. (See the instructions on page 5.)

-------------------------------------------------------------------------------------------------------------------
Sign       Signature of
Here       U.S. person                                                                 Date
-------------------------------------------------------------------------------------------------------------------


     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU DO NOT HAVE A TAXPAYER IDENTIFICATION NUMBER AND WROTE "APPLIED FOR" IN SUBSTITUTE FORM W-9.

     CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal
Revenue Service Center or Social Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Depository by the time of payment, 28% of all reportable payments made to me will be withheld.

     Signature:________________________     Date: _________ _______,________

 Questions and requests for assistance or additional copies of the Prospectus, Letter of Transmittal and other tender offer materials may be directed to the
                     Information Agent as set forth below:

                    THE INFORMATION AGENT FOR THE OFFER IS:

                              [INNISFREE LOGO]


                         501 Madison Avenue, 20th Floor
                            New York, New York 10022
                   Shareowners Call Toll-Free: (888) 750-5834
                 Banks and Brokers Call Collect: (212) 750-5833